SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-THOMAS NELSON INC

          GABELLI FUNDS, INC.
               THE GABELLI SMALL CAP GROWTH FUND
                                11/05/98            2,400            13.3000
                                10/29/98            1,000            12.8000
                                 9/24/98            4,000            12.7688
                                 9/22/98            1,000-           11.9496
                                 9/21/98            3,000-           12.4288
               THE GABELLI GLOBAL MULTI MEDIA TRUST
                                11/02/98            5,000            12.9250
                                10/09/98           15,000            13.1750
                                 9/21/98           10,000            11.9125
               THE GABELLI EQUITY TRUST,INC.
                                11/16/98           10,000            13.5500
                                11/09/98           15,000            13.4250
                                10/12/98           13,600            13.1750
                                10/09/98           11,400            13.1750
               THE GABELLI ASSET FUND
                                11/16/98           50,000            13.5488
               THE GABELLI CAPITAL ASSET FUND
                                11/16/98            5,000            13.4975
                                11/10/98            3,000            13.4250
                                11/02/98            7,000            12.8580
                                10/12/98            5,000            12.9250
          GAMCO INVESTORS, INC.
                                11/16/98           11,500            13.4694
                                11/16/98           13,000            13.4694
                                11/13/98            6,000            13.2500
                                11/12/98           13,600            13.5000
                                11/12/98            9,000            13.4306
                                11/11/98           10,400            13.3750
                                11/10/98            1,000            13.4236
                                11/10/98           10,000            13.3438
                                11/10/98            5,000            13.3750
                                11/10/98           17,000            13.4236
                                11/09/98           10,000            13.2500
                                11/06/98            2,000            13.2500
                                11/06/98           26,300            13.2809
                                11/05/98           25,000            13.0750
                                11/04/98           50,000-           12.5625






                                                SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-THOMAS NELSON INC

          GAMCO INVESTORS, INC.
                                11/03/98              300            12.6250
                                10/02/98            2,000            12.3750
                                 9/30/98            1,000            12.5000
                                 9/29/98              500            13.0000
                                 9/29/98            1,500            13.0000
                                 9/28/98            5,500            12.6477
                                 9/23/98            3,500            12.1357
                                 9/16/98            2,500-           13.7500































          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.



                                            SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          CONVERTIBLE NOTES-THOMAS NELSON 5.75%

          GAMCO INVESTORS, INC.
                                10/06/98              600-           99.8750
                                 9/21/98              300-           99.7500










































          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.